Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2025

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	241	259	156	229	244	616	629	2%
U.S. Businesses	1,040	860	931	955	1,149	2,868	3,035	6%
International Businesses	766	742	848	761	881	2,364	2,490	5%
Corporate and Other	(487)	(490)	(415)	(280)	(327)	(1,293)	(1,022)	21%
Total adjusted operating income (loss) before income taxes	1,560	1,371	1,520	1,665	1,947	4,555	5,132	13%
Income taxes, applicable to adjusted operating income	352	303	332	381	426	1,035	1,139	10%
After-tax adjusted operating income (loss)	1,208	1,068	1,188	1,284	1,521	3,520	3,993	13%
Income (loss) attributable to Prudential Financial, Inc.	448	(57)	707	533	1,431	2,784	2,671	-4%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	13.6%	12.2%	13.8%	14.9%	17.5%	13.3%	15.4%
Return on Average Equity (based on net income (loss))	6.1%	-0.8%	9.8%	7.1%	18.3%	13.1%	11.8%
Distributions to Shareholders
Dividends paid	471	470	486	485	481	1,422	1,452	2%
Share repurchases	250	250	250	250	250	750	750	—%
Total capital returned	721	720	736	735	731	2,172	2,202	1%
Per Share Data
Net income (loss) - diluted (2)	1.24	(0.17)	1.96	1.48	4.01	7.64	7.44	-3%
Adjusted Operating Income - diluted	3.33	2.96	3.29	3.58	4.26	9.67	11.13	15%
Shareholder dividends	1.30	1.30	1.35	1.35	1.35	3.90	4.05	4%
GAAP book value - diluted	84.47	77.62	83.59	85.98	90.69
Adjusted book value - diluted (3)	98.71	95.82	96.37	96.41	99.25
Shares Outstanding
Weighted average number of common shares - basic	356.9	355.4	354.3	353.1	351.1	358.3	352.8	-2%
Weighted average number of common shares - diluted	358.7	357.3	356.1	354.9	353.0	359.9	354.7	-1%
End of period common shares - basic	355.9	354.6	354.0	351.9	349.9
End of period common shares - diluted	360.1	359.1	357.5	355.7	353.9

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) For the three months ended December 31, 2024 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended December 31, 2024 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income (loss)	3.33	2.96	3.29	3.58	4.26	9.67	11.13
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(2.05)	(4.27)	(0.69)	(1.45)	(1.63)	(1.74)	(3.77)
Change in value of market risk benefits, net of related hedging gains (losses)	(0.41)	(0.22)	(0.99)	(1.20)	0.92	(0.89)	(1.28)
Market experience updates	(0.35)	0.17	0.11	0.12	(0.10)	(0.31)	0.13
Divested and Run-off Businesses:
Closed Block division	0.01	(0.15)	(0.06)	(0.05)	0.03	(0.17)	(0.08)
Other Divested and Run-off Businesses	0.13	(0.06)	(0.14)	0.03	0.35	0.14	0.24
Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.02	0.02	0.02	0.01	0.02	0.04
Other adjustments (1)	(0.01)	(0.01)	0.08	—	—	(0.04)	0.07
Total reconciling items, before income taxes	(2.66)	(4.52)	(1.67)	(2.53)	(0.42)	(2.99)	(4.65)
Income taxes, not applicable to adjusted operating income	(0.57)	(1.39)	(0.34)	(0.43)	(0.17)	(0.96)	(0.96)
Total reconciling items, after income taxes	(2.09)	(3.13)	(1.33)	(2.10)	(0.25)	(2.03)	(3.69)
Net income (loss) attributable to Prudential Financial, Inc.	1.24	(0.17)	1.96	1.48	4.01	7.64	7.44
Weighted average number of outstanding common shares - basic	356.9	355.4	354.3	353.1	351.1	358.3	352.8
Weighted average number of outstanding common shares - diluted	358.7	357.3	356.1	354.9	353.0	359.9	354.7
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	448	(57)	707	533	1,431	2,784	2,671
Less: Earnings allocated to participating unvested share-based payment awards	5	5	10	6	15	33	31
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	443	(62)	697	527	1,416	2,751	2,640
After-tax adjusted operating income (loss)	1,208	1,068	1,188	1,284	1,521	3,520	3,993
Less: Earnings allocated to participating unvested share-based payment awards	13	12	16	13	17	41	46
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,195	1,056	1,172	1,271	1,504	3,479	3,947

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2024		2025
	3Q	4Q	1Q	2Q	3Q

Capitalization Data (1):
Senior debt:
Short-term debt	950	953	1,406	1,373	1,386
Long-term debt	10,487	10,600	10,949	11,056	11,202
Junior subordinated long-term debt	8,589	8,587	8,591	7,595	7,595
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	30,416	27,872	29,883	30,582	32,094
Less: Accumulated other comprehensive income (AOCI)	(4,844)	(6,711)	(4,741)	(3,921)	(3,175)
GAAP book value excluding AOCI (2)	35,260	34,583	34,624	34,503	35,269
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	(238)	141	62	67	(47)
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	(49)	34	108	144	192
Adjusted book value	35,547	34,408	34,454	34,292	35,124
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	84.47	77.62	83.59	85.98	90.69
GAAP book value excluding AOCI per share - diluted (2)	97.92	96.30	96.85	97.00	99.66
Adjusted book value per common share - diluted	98.71	95.82	96.37	96.41	99.25
End of period number of common shares - diluted	360.1	359.1	357.5	355.7	353.9
Common Stock Price Range (based on closing price):
High	127.32	129.52	122.33	112.71	109.89
Low	105.53	114.59	105.04	95.12	100.68
Close	121.10	118.53	111.68	107.44	103.74
Common Stock market capitalization (1)	43,099	42,031	39,535	37,808	36,299

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

OPERATIONS HIGHLIGHTS

	2024		2025
	3Q	4Q	1Q	2Q	3Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers - Third Party	610.3	601.1	620.2	647.6	654.9
Retail customers - Third Party	245.1	244.9	240.6	256.7	265.2
Affiliated	544.5	529.2	524.5	536.4	549.9
Total PGIM	1,399.9	1,375.2	1,385.3	1,440.7	1,470.0
U.S. Businesses	128.6	112.6	111.3	113.8	115.9
International Businesses	18.1	18.4	19.3	19.4	19.8
Corporate and Other	11.3	6.2	6.2	6.4	6.3
Total assets under management	1,557.9	1,512.4	1,522.1	1,580.3	1,612.0
Assets under administration	189.8	173.5	180.4	193.2	194.6
Total assets under management and administration	1,747.7	1,685.9	1,702.5	1,773.5	1,806.6
Distribution Representatives (1):
Prudential Advisors	2,877	2,794	2,906	2,985	3,034
Life Planners	5,900	6,035	6,175	6,161	6,141
Life Consultants	6,861	6,844	6,840	6,822	6,940

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	12,527	5,935	6,446	6,426	8,691	34,810	21,563	-38%
Policy charges and fee income	1,098	1,062	1,108	1,070	1,126	3,215	3,304	3%
Net investment income	4,436	4,601	4,519	4,600	4,872	12,774	13,991	10%
Asset management fees, commissions and other income	1,428	1,411	1,339	1,410	1,550	4,245	4,299	1%
Total revenues	19,489	13,009	13,412	13,506	16,239	55,044	43,157	-22%
Benefits and expenses (1):
Insurance and annuity benefits	13,321	6,843	7,344	7,195	9,485	37,232	24,024	-35%
Change in estimates of liability for future policy benefits	66	56	(14)	100	96	52	182	250%
Interest credited to policyholders' account balances	1,038	1,057	1,083	1,135	1,215	2,892	3,433	19%
Interest expense	485	525	522	526	531	1,494	1,579	6%
Deferral of acquisition costs	(636)	(704)	(684)	(689)	(699)	(1,897)	(2,072)	-9%
Amortization of acquisition costs	356	364	376	392	395	1,081	1,163	8%
Operating expenses	1,717	1,810	1,624	1,634	1,639	5,060	4,897	-3%
Variable expenses	1,582	1,687	1,641	1,548	1,630	4,575	4,819	5%
Total benefits and expenses	17,929	11,638	11,892	11,841	14,292	50,489	38,025	-25%
Adjusted operating income (loss) before income taxes	1,560	1,371	1,520	1,665	1,947	4,555	5,132	13%
Income taxes, applicable to adjusted operating income	352	303	332	381	426	1,035	1,139	10%
After-tax adjusted operating income	1,208	1,068	1,188	1,284	1,521	3,520	3,993	13%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(737)	(1,525)	(246)	(516)	(574)	(625)	(1,336)	-114%
Change in value of market risk benefits, net of related hedging gains (losses)	(146)	(77)	(351)	(426)	324	(320)	(453)	-42%
Market experience updates	(127)	60	39	42	(36)	(112)	45	140%
Divested and Run-off Businesses:
Closed Block division	2	(52)	(22)	(18)	10	(61)	(30)	51%
Other Divested and Run-off Businesses	47	(20)	(51)	12	123	50	84	68%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(43)	97	3	(18)	(11)	(113)	(26)	77%
Other adjustments (2)	(3)	(3)	28	(1)	(1)	(16)	26	263%
Total reconciling items, before income taxes	(1,007)	(1,520)	(600)	(925)	(165)	(1,197)	(1,690)	-41%
Income taxes, not applicable to adjusted operating income	(212)	(489)	(125)	(186)	(44)	(342)	(355)	-4%
Total reconciling items, after income taxes	(795)	(1,031)	(475)	(739)	(121)	(855)	(1,335)	-56%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	553	(149)	920	740	1,782	3,358	3,442	3%
Income tax expense (benefit)	140	(186)	207	195	382	693	784	13%
Income (loss) before equity in earnings of joint ventures and other operating entities	413	37	713	545	1,400	2,665	2,658	—%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	35	(94)	(6)	(12)	31	119	13	-89%
Income (loss) attributable to Prudential Financial, Inc.	448	(57)	707	533	1,431	2,784	2,671	-4%
Earnings attributable to noncontrolling interests and redeemable noncontrolling interests	3	130	35	33	52	(11)	120	1191%
Net income (loss)	451	73	742	566	1,483	2,773	2,791	1%
Less: Income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	3	130	35	33	52	(11)	120	1191%
Net income (loss) attributable to Prudential Financial, Inc.	448	(57)	707	533	1,431	2,784	2,671	-4%
____________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 33-36 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

CONSOLIDATED BALANCE SHEETS
(in millions)

	09/30/2024	12/31/2024	03/31/2025	06/30/2025	09/30/2025

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	340,730	311,570	315,914	328,302	335,414
Fixed maturities, trading, at fair value	12,065	12,530	13,278	14,020	14,575
Assets supporting experience-rated contractholder liabilities, at fair value	3,654	3,707	3,769	4,282	4,648
Equity securities, at fair value	6,771	9,417	8,720	7,434	8,794
Commercial mortgage and other loans	62,573	62,341	62,694	62,966	64,813
Policy loans	9,947	9,795	9,876	9,946	9,951
Other invested assets	25,367	26,351	26,739	27,256	27,665
Short-term investments	8,010	9,069	8,716	6,375	6,248
Total investments	469,117	444,780	449,706	460,581	472,108
Cash and cash equivalents	20,198	18,497	16,063	16,638	17,469
Accrued investment income	3,566	3,441	3,383	3,560	3,581
Deferred policy acquisition costs	21,182	20,448	20,790	21,222	21,468
Value of business acquired	488	435	446	450	430
Market risk benefit assets	2,134	2,331	2,139	2,188	2,252
Reinsurance recoverables and deposit receivables	29,633	37,680	43,982	44,152	44,947
Income tax assets	479	866	300	839	240
Other assets	13,090	13,737	14,262	14,561	15,267
Separate account assets	200,550	193,372	188,191	194,761	198,540
Total assets	760,437	735,587	739,262	758,952	776,302
Liabilities:
Future policy benefits	285,474	268,912	269,969	270,133	272,553
Policyholders' account balances	164,088	166,254	170,278	180,931	188,657
Market risk benefit liabilities	5,178	4,455	5,021	4,859	4,771
Reinsurance and funds withheld payables	17,443	17,084	17,347	17,126	17,874
Securities sold under agreements to repurchase	7,455	6,796	7,549	8,205	9,937
Cash collateral for loaned securities	8,471	9,621	9,507	9,167	8,597
Income tax liabilities	—	—	—	—	—
Short-term debt	950	953	1,406	1,373	1,386
Long-term debt	19,076	19,187	19,540	18,651	18,797
Other liabilities	17,578	17,397	16,789	18,872	18,507
Notes issued by consolidated variable interest entities	1,456	1,430	1,443	1,758	1,868
Separate account liabilities	200,550	193,372	188,191	194,761	198,540
Total liabilities	727,719	705,461	707,040	725,836	741,487
Mezzanine Equity:
Redeemable noncontrolling interests	2,027	1,939	2,019	2,213	2,358
Total mezzanine equity	2,027	1,939	2,019	2,213	2,358
Equity:
Accumulated other comprehensive income (loss)	(4,844)	(6,711)	(4,741)	(3,921)	(3,175)
Other equity (1)	35,260	34,583	34,624	34,503	35,269
Total Prudential Financial, Inc. equity	30,416	27,872	29,883	30,582	32,094
Noncontrolling interests	275	315	320	321	363
Total equity	30,691	28,187	30,203	30,903	32,457
Total liabilities, mezzanine equity and equity	760,437	735,587	739,262	758,952	776,302

____________
(1) Includes $(47) million, $67 million, $62 million, $141 million and $(238) million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

COMBINING BALANCE SHEETS
(in millions)
	As of September 30, 2025

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	472,108	47,333	424,775	3,830	225,693	163,509	31,743
Deferred policy acquisition costs	21,468	147	21,321	—	12,181	9,764	(624)
Other assets	84,186	1,038	83,148	5,492	54,770	18,956	3,930
Separate account assets	198,540	—	198,540	29,734	172,740	—	(3,934)
Total assets	776,302	48,518	727,784	39,056	465,384	192,229	31,115
Liabilities:
Future policy benefits	272,553	41,667	230,886	—	121,309	100,396	9,181
Policyholders' account balances	188,657	4,273	184,384	—	118,538	61,331	4,515
Debt	20,183	—	20,183	1,954	4,683	222	13,324
Other liabilities	61,554	4,168	57,386	3,453	30,172	9,380	14,381
Separate account liabilities	198,540	—	198,540	29,734	172,740	—	(3,934)
Total liabilities	741,487	50,108	691,379	35,141	447,442	171,329	37,467
Mezzanine Equity:
Redeemable noncontrolling interests	2,358	—	2,358	820	—	—	1,538
Total mezzanine equity	2,358	—	2,358	820	—	—	1,538
Equity:
Accumulated other comprehensive income (loss)	(3,175)	(145)	(3,030)	(40)	(501)	(258)	(2,231)
Other equity (1)	35,269	(1,456)	36,725	2,977	18,364	21,129	(5,745)
Total Prudential Financial, Inc. equity	32,094	(1,601)	33,695	2,937	17,863	20,871	(7,976)
Noncontrolling interests	363	11	352	158	79	29	86
Total equity	32,457	(1,590)	34,047	3,095	17,942	20,900	(7,890)
Total liabilities, mezzanine equity and equity	776,302	48,518	727,784	39,056	465,384	192,229	31,115

	As of December 31, 2024

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	444,780	47,466	397,314	2,624	204,091	159,678	30,921
Deferred policy acquisition costs	20,448	156	20,292	—	11,551	9,304	(563)
Other assets	76,987	1,193	75,794	4,775	54,982	11,056	4,981
Separate account assets	193,372	—	193,372	28,645	168,299	—	(3,572)
Total assets	735,587	48,815	686,772	36,044	438,923	180,038	31,767
Liabilities:
Future policy benefits	268,912	42,464	226,448	—	118,110	99,699	8,639
Policyholders' account balances	166,254	4,359	161,895	—	102,940	54,855	4,100
Debt	20,140	—	20,140	1,593	4,805	129	13,613
Other liabilities	56,783	3,632	53,151	2,393	28,793	7,570	14,395
Separate account liabilities	193,372	—	193,372	28,645	168,299	—	(3,572)
Total liabilities	705,461	50,455	655,006	32,631	422,947	162,253	37,175
Mezzanine Equity:
Redeemable noncontrolling interest	1,939	—	1,939	543	—	—	1,396
Total mezzanine equity	1,939	—	1,939	543	—	—	1,396
Equity:
Accumulated other comprehensive income (loss)	(6,711)	(188)	(6,523)	(154)	(1,569)	(2,302)	(2,498)
Other equity (1)	34,583	(1,463)	36,046	2,883	17,465	20,057	(4,359)
Total Prudential Financial, Inc. equity	27,872	(1,651)	29,523	2,729	15,896	17,755	(6,857)
Noncontrolling interests	315	11	304	141	80	30	53
Total equity	28,187	(1,640)	29,827	2,870	15,976	17,785	(6,804)
Total liabilities, mezzanine equity and equity	735,587	48,815	686,772	36,044	438,923	180,038	31,767

____________
(1) Includes $(47) million and $141 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of September 30, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of September 30, 2025				As of December 31, 2024
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	12	6,362	7,595	13,969	347	5,890	7,588	13,825
Operating Debt	1,374	4,357	—	5,731	521	4,355	999	5,875
Limited recourse and non-recourse borrowing	—	483	—	483	85	355	—	440
Total Debt	1,386	11,202	7,595	20,183	953	10,600	8,587	20,140

	As of September 30, 2025				As of December 31, 2024
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,927	—	42	13,969	13,438	347	40	13,825
Operating Debt	4,882	849	—	5,731	5,380	495	—	5,875
Limited recourse and non-recourse borrowing	—	33	450	483	—	85	355	440
Total Debt	18,809	882	492	20,183	18,818	927	395	20,140

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $0 million and $347 million of surplus notes as of September 30, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	16	28	20	59	54	(13)	133	1123%
Asset management fees, commissions and other income	1,005	1,090	965	984	1,041	2,987	2,990	0%
Total revenues	1,021	1,118	985	1,043	1,095	2,974	3,123	5%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	30	25	21	24	27	80	72	-10%
Deferral of acquisition costs	—	—	—	—	—	(1)	—	100%
Amortization of acquisition costs	1	—	—	—	—	2	—	-100%
Operating expenses	442	460	504	477	503	1,381	1,484	7%
Variable expenses	307	374	304	313	321	896	938	5%
Total benefits and expenses	780	859	829	814	851	2,358	2,494	6%
Adjusted operating income (loss) before income taxes	241	259	156	229	244	616	629	2%
Total revenues	1,021	1,118	985	1,043	1,095	2,974	3,123	5%
Less: Passthrough distribution revenue	23	22	21	20	21	66	62	-6%
Less: Revenue associated with consolidations	24	84	18	50	45	57	113	98%
Total adjusted revenues (2)	974	1,012	946	973	1,029	2,851	2,948	3%
Adjusted operating margin (2)(3)	24.7%	25.6%	16.5%	23.5%	23.7%	21.6%	21.3%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 22.3%, 22.0%, 15.8%, 23.2% and 23.6% for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, and September 30, 2024, respectively, and 20.1% and 20.7% for the nine months ended September 30, 2025 and September 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	803	825	828	825	844	2,354	2,497	6%
Other related revenues (1)	90	176	38	82	93	254	213	-16%
Service, distribution and other revenues	128	117	119	136	158	366	413	13%
Total PGIM revenues	1,021	1,118	985	1,043	1,095	2,974	3,123	5%
Analysis of asset management fees by source:
Institutional customers - Third Party	373	378	387	387	395	1,106	1,169	6%
Retail customers - Third Party	221	231	225	219	231	637	675	6%
Affiliated	209	216	216	219	218	611	653	7%
Total asset management fees	803	825	828	825	844	2,354	2,497	6%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	September 30, 2025
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers - Third Party	79.1	470.0	69.0	35.5	1.3	654.9
Retail customers - Third Party	109.0	153.4	0.2	0.3	2.3	265.2
Affiliated	39.6	278.5	64.4	90.8	76.6	549.9
Total	227.7	901.9	133.6	126.6	80.2	1,470.0

	September 30, 2024
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers - Third Party	71.0	436.3	68.0	33.6	1.4	610.3
Retail customers - Third Party	106.0	133.8	2.3	0.5	2.5	245.1
Affiliated	36.7	293.3	61.5	85.1	67.9	544.5
Total	213.7	863.4	131.8	119.2	71.8	1,399.9
__________
(1) Other related revenues, net of related expenses are $64 million, $49 million, $19 million, $66 million and $45 million for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively, and $132 million and $140 million for the nine months ended September 30, 2025 and September 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025

Institutional Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	585.2	610.3	601.1	620.2	647.6	562.7	601.1
Additions	15.7	23.6	23.8	22.1	18.8	77.8	64.7
Withdrawals	(17.9)	(21.4)	(16.2)	(19.5)	(18.5)	(58.3)	(54.2)
Net institutional additions (withdrawals), excluding realizations, distributions and money market activity	(2.2)	2.2	7.6	2.6	0.3	19.5	10.5
Realizations and distributions (1)	(2.3)	(2.7)	(4.2)	(2.3)	(4.0)	(6.8)	(10.5)
Change in market value	30.6	(14.6)	6.6	24.0	15.6	34.7	46.2
Net money market flows	(2.8)	(0.9)	1.7	0.8	(0.3)	(2.7)	2.2
Other (2)	1.8	6.8	7.4	2.3	(4.3)	2.9	5.4
Ending assets under management	610.3	601.1	620.2	647.6	654.9	610.3	654.9
Retail Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	234.5	245.1	244.9	240.6	256.7	215.5	244.9
Additions	16.4	19.0	17.7	16.0	16.2	46.6	49.9
Withdrawals	(15.1)	(18.8)	(17.9)	(18.8)	(15.9)	(45.4)	(52.6)
Net retail additions (withdrawals), excluding money market activity	1.3	0.2	(0.2)	(2.8)	0.3	1.2	(2.7)
Change in market value	9.4	1.4	(5.5)	18.6	9.2	28.3	22.3
Net money market flows	0.2	0.7	1.8	0.5	0.7	1.0	3.0
Other (2)	(0.3)	(2.5)	(0.4)	(0.2)	(1.7)	(0.9)	(2.3)
Ending assets under management	245.1	244.9	240.6	256.7	265.2	245.1	265.2
Affiliated - Assets Under Management (at fair market value):
Beginning assets under management	508.4	544.5	529.2	524.5	536.4	519.9	529.2
Additions	23.7	55.7	20.6	19.8	15.8	69.7	56.2
Withdrawals	(17.2)	(46.7)	(20.7)	(19.2)	(14.0)	(54.1)	(53.9)
Net affiliated additions (withdrawals), excluding realizations, distributions and money market activity	6.5	9.0	(0.1)	0.6	1.8	15.6	2.3
Realizations and distributions (1)	(0.1)	(0.1)	(0.1)	—	(0.6)	(0.3)	(0.7)
Change in market value	24.8	(14.4)	3.9	10.9	13.2	25.2	28.0
Net money market flows	(2.2)	3.5	(5.3)	(2.1)	—	(8.1)	(7.4)
Other (2)	7.1	(13.3)	(3.1)	2.5	(0.9)	(7.8)	(1.5)
Ending assets under management	544.5	529.2	524.5	536.4	549.9	544.5	549.9

__________
(1) Realizations reflect proceeds from the disposition or monetization of assets from closed end funds and from collateralized loan obligations. Distributions reflect income and dividend distributions related to certain closed and open ended private alternative funds and collateralized loan obligations.
(2) Fourth quarter 2024 includes $7.0 billion related to the reinsurance of certain guaranteed universal life policies to Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited, and first quarter 2025 includes $6.1 billion related to the reinsurance of certain Japanese whole life policies to Prismic Life Reinsurance, Ltd, which were transferred from affiliated to institutional assets under management. In third quarter 2025, Prudential completed the sale of its ownership in the PGIM SITE business in Taiwan to E.SUN Financial Holding Co., Ltd. and the outflows of $4.0 billion and $1.4 billion are reflected in institutional and retail, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	9,686	3,272	3,398	3,724	5,897	25,837	13,019	-50%
Policy charges and fee income	1,029	996	1,035	993	1,046	3,014	3,074	2%
Net investment income	2,666	2,731	2,700	2,760	2,948	7,672	8,408	10%
Asset management fees, commissions and other income	599	580	573	531	551	1,840	1,655	-10%
Total revenues	13,980	7,579	7,706	8,008	10,442	38,363	26,156	-32%
Benefits and expenses (1):
Insurance and annuity benefits	10,743	4,384	4,563	4,750	6,928	29,442	16,241	-45%
Change in estimates of liability for future policy benefits	64	53	(11)	68	117	(326)	174	153%
Interest credited to policyholders' account balances	703	708	724	754	808	1,947	2,286	17%
Interest expense	294	330	295	286	290	909	871	-4%
Deferral of acquisition costs	(416)	(462)	(411)	(431)	(426)	(1,188)	(1,268)	-7%
Amortization of acquisition costs	213	216	227	233	234	637	694	9%
Operating expenses	480	572	529	583	500	1,562	1,612	3%
Variable expenses	859	918	859	810	842	2,512	2,511	—%
Total benefits and expenses	12,940	6,719	6,775	7,053	9,293	35,495	23,121	-35%
Adjusted operating income (loss) before income taxes	1,040	860	931	955	1,149	2,868	3,035	6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	8,153	1,776	1,765	2,143	4,308	21,247	8,216	-61%
Policy charges and fee income	320	315	297	278	294	952	869	-9%
Net investment income	1,764	1,846	1,872	1,930	2,085	4,938	5,887	19%
Asset management fees, commissions and other income	554	538	509	477	496	1,708	1,482	-13%
Total revenues	10,791	4,475	4,443	4,828	7,183	28,845	16,454	-43%
Benefits and expenses (1):
Insurance and annuity benefits	8,768	2,470	2,467	2,834	4,913	23,423	10,214	-56%
Change in estimates of liability for future policy benefits	47	42	(19)	125	118	(410)	224	155%
Interest credited to policyholders' account balances	467	483	507	543	588	1,220	1,638	34%
Interest expense	36	20	30	27	24	95	81	-15%
Deferral of acquisition costs	(186)	(187)	(209)	(207)	(180)	(534)	(596)	-12%
Amortization of acquisition costs	102	108	115	122	125	297	362	22%
Operating expenses	186	213	215	228	199	596	642	8%
Variable expenses	473	475	461	434	430	1,390	1,325	-5%
Total benefits and expenses	9,893	3,624	3,567	4,106	6,217	26,077	13,890	-47%
Adjusted operating income (loss) before income taxes	898	851	876	722	966	2,768	2,564	-7%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums (2)	8,134	1,758	1,745	2,126	4,285	21,189	8,156	-62%
Policy charges and fee income	10	9	7	5	11	24	23	-4%
Net investment income	1,199	1,241	1,243	1,248	1,333	3,433	3,824	11%
Asset management fees, commissions and other income	130	135	110	128	125	406	363	-11%
Total revenues	9,473	3,143	3,105	3,507	5,754	25,052	12,366	-51%
Benefits and expenses (1):
Insurance and annuity benefits	8,742	2,434	2,437	2,707	4,862	23,318	10,006	-57%
Change in estimates of liability for future policy benefits	41	42	(25)	124	112	(418)	211	150%
Interest credited to policyholders' account balances	177	180	182	188	216	484	586	21%
Interest expense	12	(7)	17	15	12	38	44	16%
Deferral of acquisition costs	(23)	(23)	(27)	(34)	(19)	(57)	(80)	-40%
Amortization of acquisition costs	4	3	6	4	4	8	14	75%
Operating expenses	51	57	71	68	67	174	206	18%
Variable expenses	31	30	32	39	20	76	91	20%
Total benefits and expenses	9,035	2,716	2,693	3,111	5,274	23,623	11,078	-53%
Adjusted operating income (loss) before income taxes	438	427	412	396	480	1,429	1,288	-10%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension risk transfer premiums of $2.4 billion, $0.2 billion, $0.0 billion, $0.1 billion and $6.4 billion for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, and September 30, 2024, respectively, and $2.6 billion and $16.3 billion for the nine months ended September 30, 2025 and September 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025

Beginning total account value	274,128	287,829	288,202	293,930	307,306	267,654	288,202
Additions	11,081	10,249	7,051	8,854	6,353	26,082	22,258
Withdrawals and benefits	(6,619)	(6,127)	(6,642)	(5,525)	(6,460)	(19,200)	(18,627)
Net flows	4,462	4,122	409	3,329	(107)	6,882	3,631
Change in market value, interest credited and interest income	4,476	1,540	2,804	2,355	3,521	9,050	8,680
Other (1)	4,763	(5,289)	2,515	7,692	(3,206)	4,243	7,001
Ending total account value, gross	287,829	288,202	293,930	307,306	307,514	287,829	307,514
Reinsurance ceded	(9,062)	(9,011)	(8,952)	(8,899)	(8,911)	(9,062)	(8,911)
Ending total account value, net	278,767	279,191	284,978	298,407	298,603	278,767	298,603
Amounts included in ending total account value, net above:
Investment-only stable value wraps	62,189	61,286	61,302	61,566	61,777
International reinsurance (2)	108,927	108,882	115,533	127,701	124,795
Group annuities and other products	107,651	109,023	108,143	109,140	112,031
Ending total account value, net	278,767	279,191	284,978	298,407	298,603

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	19	18	20	17	23	58	60	3%
Policy charges and fee income	310	306	290	273	283	928	846	-9%
Net investment income	565	605	629	682	752	1,505	2,063	37%
Asset management fees, commissions and other income	424	403	399	349	371	1,302	1,119	-14%
Total revenues	1,318	1,332	1,338	1,321	1,429	3,793	4,088	8%
Benefits and expenses (1):
Insurance and annuity benefits	26	36	30	127	51	105	208	98%
Change in estimates of liability for future policy benefits	6	—	6	1	6	8	13	63%
Interest credited to policyholders' account balances	290	303	325	355	372	736	1,052	43%
Interest expense	24	27	13	12	12	57	37	-35%
Deferral of acquisition costs	(163)	(164)	(182)	(173)	(161)	(477)	(516)	-8%
Amortization of acquisition costs	98	105	109	118	121	289	348	20%
Operating expenses	135	156	144	160	132	422	436	3%
Variable expenses	442	445	429	395	410	1,314	1,234	-6%
Total benefits and expenses	858	908	874	995	943	2,454	2,812	15%
Adjusted operating income (loss) before income taxes	460	424	464	326	486	1,339	1,276	-5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	2,244	2,513	2,334	1,718	1,803	6,190	5,855
Investment Only VA (2)	28	67	34	33	43	95	110
Fixed	1,346	1,056	1,105	1,384	1,532	4,117	4,021
Total	3,618	3,636	3,473	3,135	3,378	10,402	9,986
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	39,108	43,729	47,204	48,817	54,429	30,655	47,204
Sales	3,618	3,636	3,473	3,135	3,378	10,402	9,986
Full surrenders and death benefits	(351)	(394)	(437)	(458)	(540)	(954)	(1,435)
Sales, net of full surrenders and death benefits	3,267	3,242	3,036	2,677	2,838	9,448	8,551
Partial withdrawals and other benefit payments	(184)	(243)	(283)	(269)	(289)	(549)	(841)
Net flows	3,083	2,999	2,753	2,408	2,549	8,899	7,710
Change in market value, interest credited, and other	1,554	494	(1,116)	3,232	2,754	4,215	4,870
Policy charges	(16)	(18)	(24)	(28)	(29)	(40)	(81)
Ending total account value, gross	43,729	47,204	48,817	54,429	59,703	43,729	59,703
Reinsurance ceded	(2,494)	(2,755)	(3,144)	(2,680)	(3,076)	(2,494)	(3,076)
Ending total account value, net	41,235	44,449	45,673	51,749	56,627	41,235	56,627
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	96,267	97,116	91,435	87,009	88,163	99,053	91,435
Sales	6	7	6	8	3	22	17
Full surrenders and death benefits	(2,510)	(2,484)	(2,455)	(2,151)	(2,614)	(7,261)	(7,220)
Sales, net of full surrenders and death benefits	(2,504)	(2,477)	(2,449)	(2,143)	(2,611)	(7,239)	(7,203)
Partial withdrawals and other benefit payments	(1,037)	(1,205)	(1,133)	(991)	(1,002)	(3,183)	(3,126)
Net flows	(3,541)	(3,682)	(3,582)	(3,134)	(3,613)	(10,422)	(10,329)
Change in market value and other	4,924	(1,493)	(365)	4,773	3,901	10,092	8,309
Policy charges	(534)	(506)	(479)	(485)	(491)	(1,607)	(1,455)
Ending total account value, gross	97,116	91,435	87,009	88,163	87,960	97,116	87,960
Reinsurance ceded	(9,526)	(8,764)	(8,608)	(8,393)	(8,315)	(9,526)	(8,315)
Ending total account value, net	87,590	82,671	78,401	79,770	79,645	87,590	79,645

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock, Private Placement Variable Annuity and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment, MyRock and Private Placement Variable Annuity.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025

Account Values in General Account (1):
Beginning balance	38,942	43,350	46,900	48,660	54,064	30,844	46,900
Premiums and deposits	3,522	3,494	3,369	3,051	3,280	10,121	9,700
Full surrenders and death benefits	(296)	(239)	(306)	(330)	(398)	(799)	(1,034)
Premiums and deposits net of full surrenders and death benefits	3,226	3,255	3,063	2,721	2,882	9,322	8,666
Partial withdrawals and other benefit payments	(224)	(282)	(293)	(275)	(301)	(663)	(869)
Net flows	3,002	2,973	2,770	2,446	2,581	8,659	7,797
Change in market value, interest credited and other	960	839	(1,253)	2,846	2,389	3,378	3,982
Net transfers (to) from separate account	451	(254)	253	124	126	480	503
Policy charges	(5)	(8)	(10)	(12)	(12)	(11)	(34)
Ending balance, gross	43,350	46,900	48,660	54,064	59,148	43,350	59,148
Reinsurance ceded	(2,494)	(2,755)	(3,144)	(2,680)	(3,076)	(2,494)	(3,076)
Ending balance, net	40,856	44,145	45,516	51,384	56,072	40,856	56,072
Account Values in Separate Account (1):
Beginning balance	96,433	97,495	91,739	87,166	88,528	98,864	91,739
Premiums and deposits	102	149	110	92	101	303	303
Full surrenders and death benefits	(2,565)	(2,639)	(2,586)	(2,279)	(2,756)	(7,416)	(7,621)
Premiums and deposits net of full surrenders and death benefits	(2,463)	(2,490)	(2,476)	(2,187)	(2,655)	(7,113)	(7,318)
Partial withdrawals and other benefit payments	(997)	(1,166)	(1,123)	(985)	(990)	(3,069)	(3,098)
Net flows	(3,460)	(3,656)	(3,599)	(3,172)	(3,645)	(10,182)	(10,416)
Change in market value, interest credited and other	5,518	(1,838)	(228)	5,159	4,266	10,929	9,197
Net transfers (to) from general account	(451)	254	(253)	(124)	(126)	(480)	(503)
Policy charges	(545)	(516)	(493)	(501)	(508)	(1,636)	(1,502)
Ending balance, gross	97,495	91,739	87,166	88,528	88,515	97,495	88,515
Reinsurance ceded	(9,526)	(8,764)	(8,608)	(8,393)	(8,315)	(9,526)	(8,315)
Ending balance, net	87,969	82,975	78,558	80,135	80,200	87,969	80,200

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2024		2025
	3Q	4Q	1Q	2Q	3Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	68,960	64,932	61,716	62,634	62,434
Account Values with Auto-Rebalancing Feature - externally reinsured	2,115	1,902	1,763	1,758	1,713
Account Values without Auto-Rebalancing Feature	24,561	23,100	22,098	24,322	24,630
Total	95,636	89,934	85,577	88,714	88,777
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	5,638	6,510	6,937	6,104	5,575
Net Amount at Risk without Auto-Rebalancing Feature	2,240	2,775	2,778	3,033	2,907
Total	7,878	9,285	9,715	9,137	8,482
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	1,299	1,260	1,396	1,349	1,353	3,869	4,098	6%
Policy charges and fee income	189	149	197	184	183	529	564	7%
Net investment income	134	132	134	133	138	398	405	2%
Asset management fees, commissions and other income	21	23	21	21	20	67	62	-7%
Total revenues	1,643	1,564	1,748	1,687	1,694	4,863	5,129	5%
Benefits and expenses (1):
Insurance and annuity benefits	1,241	1,171	1,296	1,230	1,272	3,630	3,798	5%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	35	38	35	32	33	111	100	-10%
Interest expense	2	3	5	5	7	8	17	113%
Deferral of acquisition costs	(5)	(13)	—	(4)	—	(15)	(4)	73%
Amortization of acquisition costs	1	2	2	4	2	4	8	100%
Operating expenses	179	184	194	186	181	550	561	2%
Variable expenses	108	113	127	109	109	327	345	6%
Total benefits and expenses	1,561	1,498	1,659	1,562	1,604	4,615	4,825	5%
Adjusted operating income (loss) before income taxes	82	66	89	125	90	248	304	23%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025

Annualized New Business Premiums:
Group life	35	38	225	35	36	251	296
Group disability	28	25	175	42	42	236	259
Total	63	63	400	77	78	487	555
Future Policy Benefits (1):
Group life	2,266	2,415	2,422	2,396	2,334
Group disability	3,253	3,256	3,283	3,316	3,345
Total	5,519	5,671	5,705	5,712	5,679
Policyholders' Account Balances (1):
Group life	4,878	4,915	4,519	4,460	4,503
Group disability	110	117	117	104	99
Total	4,988	5,032	4,636	4,564	4,602
Separate Account Liabilities (1):
Group life	26,021	25,126	25,547	26,364	26,988
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,137	1,168	1,196	1,195	1,155	3,358	3,546
Earned premiums	924	891	996	935	952	2,724	2,883
Earned policy charges and fee income	164	124	171	156	154	453	481
Benefits ratio (3)	85.0%	87.1%	87.1%	83.1%	84.1%	86.8%	84.8%
Administrative expense ratio	10.5%	11.9%	10.8%	11.5%	10.5%	11.1%	10.9%
Persistency ratio	94.6%	94.6%	97.0%	96.8%	96.5%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	403	400	429	447	434	1,239	1,310
Earned premiums	375	369	400	414	401	1,145	1,215
Earned policy charges and fee income	25	25	26	28	29	76	83
Benefits ratio (3)	78.9%	72.8%	65.6%	75.3%	79.7%	73.5%	73.6%
Administrative expense ratio	24.7%	26.1%	25.8%	24.8%	24.0%	24.3%	24.9%
Persistency ratio	92.9%	92.6%	95.3%	94.1%	92.9%
Total Group Insurance:
Benefits ratio (3)	83.4%	83.1%	81.3%	80.9%	82.8%	83.1%	81.7%
Administrative expense ratio	14.2%	15.8%	14.8%	15.2%	14.2%	14.7%	14.7%
Net face amount of policies in force (in billions) (4)	2,102	2,120	2,127	2,118	2,118

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 82.4%, 74.7% and 80.2% for the three months ended June 30, 2025, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 84.6%, 73.4%, 81.5% and 86.8%, 71.4%, 82.5% for the nine months ended September 30, 2025 and September 30, 2024, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	234	236	237	232	236	721	705	-2%
Policy charges and fee income	520	532	541	531	569	1,533	1,641	7%
Net investment income	768	753	694	697	725	2,336	2,116	-9%
Asset management fees, commissions and other income	24	19	43	33	35	65	111	71%
Total revenues	1,546	1,540	1,515	1,493	1,565	4,655	4,573	-2%
Benefits and expenses (1):
Insurance and annuity benefits	734	743	800	686	743	2,389	2,229	-7%
Change in estimates of liability for future policy benefits	17	11	8	(57)	(1)	84	(50)	-160%
Interest credited to policyholders' account balances	201	187	182	179	187	616	548	-11%
Interest expense	256	307	260	254	259	806	773	-4%
Deferral of acquisition costs	(225)	(262)	(202)	(220)	(246)	(639)	(668)	-5%
Amortization of acquisition costs	110	106	110	107	107	336	324	-4%
Operating expenses	115	175	120	169	120	416	409	-2%
Variable expenses	278	330	271	267	303	795	841	6%
Total benefits and expenses	1,486	1,597	1,549	1,385	1,472	4,803	4,406	-8%
Adjusted operating income (loss) before income taxes	60	(57)	(34)	108	93	(148)	167	213%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	34	35	32	39	37	99	108
Universal life	19	24	24	24	30	61	78
Variable life	157	267	154	160	186	420	500
Total	210	326	210	223	253	580	686
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	43	45	38	43	48	122	129
Third party distribution	167	281	172	180	205	458	557
Total	210	326	210	223	253	580	686
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	33,365	33,581	33,773	33,936	34,362	33,026	33,773
Premiums and deposits	619	675	709	676	686	1,857	2,071
Surrenders and withdrawals	(445)	(410)	(463)	(488)	(455)	(1,295)	(1,406)
Net sales (redemptions)	174	265	246	188	231	562	665
Benefit payments	(30)	(43)	(68)	(64)	(58)	(121)	(190)
Net flows	144	222	178	124	173	441	475
Interest credited and other	440	308	375	637	445	1,229	1,457
Net transfers (to) from separate account	158	171	145	168	193	444	506
Policy charges	(526)	(509)	(535)	(503)	(512)	(1,559)	(1,550)
Ending balance, gross	33,581	33,773	33,936	34,362	34,661	33,581	34,661
Reinsurance ceded	(4,520)	(8,995)	(9,029)	(9,043)	(9,077)	(4,520)	(9,077)
Ending balance, net	29,061	24,778	24,907	25,319	25,584	29,061	25,584
Separate Account Liabilities:
Beginning balance	51,385	53,953	54,803	53,323	57,995	46,453	54,803
Premiums and deposits	1,018	1,179	963	1,084	1,117	2,716	3,164
Surrenders and withdrawals	(316)	(295)	(326)	(315)	(442)	(943)	(1,083)
Net sales (redemptions)	702	884	637	769	675	1,773	2,081
Benefit payments	(183)	(165)	(184)	(165)	(170)	(486)	(519)
Net flows	519	719	453	604	505	1,287	1,562
Change in market value, interest credited and other	2,569	673	(1,414)	4,608	3,450	7,717	6,644
Net transfers (to) from general account	(158)	(171)	(145)	(168)	(193)	(444)	(506)
Policy charges	(362)	(371)	(374)	(372)	(381)	(1,060)	(1,127)
Ending balance	53,953	54,803	53,323	57,995	61,376	53,953	61,376
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	280	278	274	284	282
Universal life	79	62	62	62	62
Variable life	162	167	165	170	174
Total	521	507	501	516	518

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable and universal products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	2,850	2,665	3,057	2,709	2,800	8,991	8,566	-5%
Policy charges and fee income	83	81	88	92	96	243	276	14%
Net investment income	1,428	1,493	1,469	1,451	1,540	4,230	4,460	5%
Asset management fees, commissions and other income	56	44	124	147	159	178	430	142%
Total revenues	4,417	4,283	4,738	4,399	4,595	13,642	13,732	1%
Benefits and expenses (1):
Insurance and annuity benefits	2,581	2,463	2,789	2,446	2,559	7,805	7,794	—%
Change in estimates of liability for future policy benefits	2	3	(3)	32	(21)	378	8	-98%
Interest credited to policyholders' account balances	315	328	347	369	390	882	1,106	25%
Interest expense	5	(4)	(1)	1	2	2	2	—%
Deferral of acquisition costs	(308)	(269)	(306)	(297)	(308)	(869)	(911)	-5%
Amortization of acquisition costs	164	162	165	174	175	484	514	6%
Operating expenses	455	454	436	467	466	1,339	1,369	2%
Variable expenses	437	404	463	446	451	1,257	1,360	8%
Total benefits and expenses	3,651	3,541	3,890	3,638	3,714	11,278	11,242	—%
Adjusted operating income (loss) before income taxes	766	742	848	761	881	2,364	2,490	5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan	2,649	2,464	2,860	2,462	2,548	8,335	7,870
Emerging Markets	284	282	285	339	348	899	972
Total	2,933	2,746	3,145	2,801	2,896	9,234	8,842
Annualized new business premiums:
Japan	486	402	478	453	453	1,330	1,384
Emerging Markets	102	96	98	88	102	294	288
Total	588	498	576	541	555	1,624	1,672
Annualized new business premiums by distribution channel:
Life Planners	207	205	258	216	227	637	701
Life Consultants	136	119	130	150	138	361	418
Banks	147	98	95	93	108	361	296
Independent Agency and Other	98	76	93	82	82	265	257
Total	588	498	576	541	555	1,624	1,672
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan	2,711	2,530	2,950	2,475	2,580	8,541	8,005
Emerging Markets	273	286	289	333	328	816	950
Total	2,984	2,816	3,239	2,808	2,908	9,357	8,955
Annualized new business premiums:
Japan	491	410	487	454	457	1,351	1,398
Emerging Markets	97	97	99	87	96	266	282
Total	588	507	586	541	553	1,617	1,680
Annualized new business premiums by distribution channel:
Life Planners	208	210	265	214	227	640	706
Life Consultants	137	121	132	151	139	365	422
Banks	145	99	95	93	106	349	294
Independent Agency and Other	98	77	94	83	81	263	258
Total	588	507	586	541	553	1,617	1,680

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 143 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2024		2025
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan	537	533	530	526	524
Emerging Markets	47	49	50	52	54
Total	584	582	580	578	578
Policyholder Account Balances at end of period (in millions) (1)(2):
(Constant exchange rate basis)
International Businesses	54,084	55,548	49,858	51,945	53,903
Number of individual policies in force at end of period (in thousands) (3):
Japan	11,075	11,078	11,102	11,116	11,142
Emerging Markets	820	842	855	869	884
Total	11,895	11,920	11,957	11,985	12,026
International Businesses life insurance individual policy persistency:
13 months	91.3%	91.4%	92.0%	92.8%	93.6%
25 months	84.0%	83.4%	83.2%	83.0%	82.6%
Number of Life Planners at end of period:
Japan	4,264	4,309	4,356	4,285	4,282
Emerging Markets	1,636	1,726	1,819	1,876	1,859
Total Life Planners	5,900	6,035	6,175	6,161	6,141
Life Consultants	6,861	6,844	6,840	6,822	6,940

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 143 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2024		2025			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2024	2025	% change

Revenues (1):
Premiums	(9)	(2)	(9)	(7)	(6)	(18)	(22)	-22%
Policy charges and fee income	(14)	(15)	(15)	(15)	(16)	(42)	(46)	-10%
Net investment income	326	349	330	330	330	885	990	12%
Asset management fees, commissions and other income	(232)	(303)	(323)	(252)	(201)	(760)	(776)	-2%
Total revenues	71	29	(17)	56	107	65	146	125%
Benefits and expenses (1):
Insurance and annuity benefits	(3)	(4)	(8)	(1)	(2)	(15)	(11)	27%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	20	21	12	12	17	63	41	-35%
Interest expense	156	174	207	215	212	503	634	26%
Deferral of acquisition costs	88	27	33	39	35	161	107	-34%
Amortization of acquisition costs	(22)	(14)	(16)	(15)	(14)	(42)	(45)	-7%
Operating expenses	340	324	155	107	170	778	432	-44%
Variable expenses	(21)	(9)	15	(21)	16	(90)	10	111%
Total benefits and expenses	558	519	398	336	434	1,358	1,168	-14%
Adjusted operating income (loss) before income taxes	(487)	(490)	(415)	(280)	(327)	(1,293)	(1,022)	21%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	September 30, 2025							December 31, 2024
		Closed		PFI Excluding					Closed		PFI Excluding
	Total	Block	Funds	Closed Block Division and Funds Withheld				Total	Block	Funds	Closed Block Division and Funds Withheld
	Portfolio	Division	Withheld (1)	Amount	% of Total			Portfolio	Division	Withheld (1)	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	243,021	19,151	4,310	219,560	54.8%			230,018	19,103	4,837	206,078	54.9%
Private, available-for-sale, at fair value	91,884	10,232	2,738	78,914	19.7%			81,179	9,625	2,795	68,759	18.3%
Fixed maturities, trading, at fair value	14,447	613	8,906	4,928	1.2%			12,447	647	7,732	4,068	1.1%
Assets supporting experience-rated contractholder liabilities, at fair value	4,648	—	—	4,648	1.2%			3,707	—	—	3,707	1.0%
Equity securities, at fair value	8,322	1,544	—	6,778	1.7%			8,896	1,642	—	7,254	1.9%
Commercial mortgage and other loans, at book value, net of allowance	63,740	7,648	263	55,829	13.9%			61,872	7,652	233	53,987	14.4%
Policy loans, at outstanding balance	9,951	3,250	—	6,701	1.7%			9,795	3,348	—	6,447	1.7%
Other invested assets, net of allowance (2)	23,992	4,636	1,885	17,471	4.3%			23,577	4,929	1,867	16,781	4.4%
Short-term investments, net of allowance	6,246	259	7	5,980	1.5%			9,056	520	43	8,493	2.3%
Subtotal (3)	466,251	47,333	18,109	400,809	100.0%			440,547	47,466	17,507	375,574	100.0%
Invested assets of other entities and operations (4)	5,857	—	—	5,857				4,233	—	—	4,233
Total investments	472,108	47,333	18,109	406,666				444,780	47,466	17,507	379,807

Fixed Maturities by Credit Quality (3)(5):	September 30, 2025						December 31, 2024
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	186,883	3,074	22,232	1	167,724	76.4%	176,693	3,412	20,161	—	159,944	77.6%
2	46,563	967	2,802	1	44,727	20.4%	43,221	522	3,744	—	39,999	19.4%
Subtotal - High or Highest Quality Securities	233,446	4,041	25,034	2	212,451	96.8%	219,914	3,934	23,905	—	199,943	97.0%
3	5,771	82	578	—	5,275	2.4%	4,807	60	574	—	4,293	2.1%
4	1,204	47	7	—	1,244	0.6%	1,264	48	30	—	1,282	0.6%
5	525	20	17	20	508	0.2%	439	16	12	7	436	0.2%
6	101	6	9	16	82	0.0%	196	7	9	70	124	0.1%
Subtotal - Other Securities	7,601	155	611	36	7,109	3.2%	6,706	131	625	77	6,135	3.0%
Total	241,047	4,196	25,645	38	219,560	100.0%	226,620	4,065	24,530	77	206,078	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	21,265	340	1,438	—	20,167	25.6%	18,756	257	1,920	—	17,093	24.9%
2	47,587	1,694	2,097	—	47,184	59.8%	44,179	765	3,453	—	41,491	60.3%
Subtotal - High or Highest Quality Securities	68,852	2,034	3,535	—	67,351	85.4%	62,935	1,022	5,373	—	58,584	85.2%
3	7,384	342	117	—	7,609	9.6%	6,483	114	282	—	6,315	9.2%
4	2,878	49	57	20	2,850	3.6%	2,646	15	101	28	2,532	3.7%
5	883	20	21	62	820	1.0%	1,051	30	34	29	1,018	1.5%
6	369	27	1	111	284	0.4%	437	24	11	140	310	0.4%
Subtotal - Other Securities	11,514	438	196	193	11,563	14.6%	10,617	183	428	197	10,175	14.8%
Total	80,366	2,472	3,731	193	78,914	100.0%	73,552	1,205	5,801	197	68,759	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of September 30, 2025 and December 31, 2024, 1,159 securities with amortized cost of $7,063 million (fair value $7,054 million) and 803 securities with amortized cost of $4,147 million (fair value $3,840 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	September 30, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	105,600	65.7%	102,904	65.1%
Private, available-for-sale, at fair value	21,881	13.6%	21,603	13.6%
Fixed maturities, trading, at fair value	482	0.3%	461	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	4,648	2.9%	3,707	2.3%
Equity securities, at fair value	1,979	1.2%	1,845	1.2%
Commercial mortgage and other loans, at book value, net of allowance	14,902	9.3%	16,137	10.2%
Policy loans, at outstanding balance	2,762	1.7%	2,608	1.6%
Other invested assets, net of allowance (3)	6,393	4.0%	6,588	4.2%
Short-term investments, net of allowance	2,161	1.3%	2,324	1.5%
Total	160,808	100.0%	158,177	100.0%

	September 30, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	113,960	47.5%	103,174	47.4%
Private, available-for-sale, at fair value	57,033	23.8%	47,156	21.7%
Fixed maturities, trading, at fair value	4,446	1.9%	3,607	1.7%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	4,799	2.0%	5,409	2.5%
Commercial mortgage and other loans, at book value, net of allowance	40,927	17.1%	37,850	17.4%
Policy loans, at outstanding balance	3,939	1.6%	3,839	1.8%
Other invested assets, net of allowance (3)	11,078	4.5%	10,193	4.7%
Short-term investments, net of allowance	3,819	1.6%	6,169	2.8%
Total	240,001	100.0%	217,397	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended September 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.34%	3,465	(110)	4.30%	3,298	(527)
Equity securities	2.31%	35	—	2.55%	28	—
Commercial mortgage and other loans	4.53%	622	(61)	4.31%	564	(41)
Policy loans	4.47%	74	—	4.66%	75	—
Short-term investments and cash equivalents	5.46%	208	1	5.92%	252	—
Gross investment income before investment expenses	4.38%	4,404	(170)	4.35%	4,217	(568)
Investment expenses	-0.15%	(298)	—	-0.15%	(273)	—
Subtotal	4.23%	4,106	(170)	4.20%	3,944	(568)
Other investments (4)(5)		463	(272)		243	133
Investment results of other entities and operations (6)		67	6		27	(5)
Investment results of Funds Withheld (5)(7)		364	(593)		337	(1,171)
Less: investment income related to adjusted operating income reconciling items		(128)	—		(115)	—
Total		4,872	(1,029)		4,436	(1,611)

	Nine Months Ended September 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.41%	10,184	(148)	4.25%	9,548	(806)
Equity securities	2.30%	113	—	3.04%	109	—
Commercial mortgage and other loans	4.51%	1,819	(175)	4.31%	1,646	(136)
Policy loans	4.56%	221	—	4.57%	219	—
Short-term investments and cash equivalents	5.18%	640	1	6.40%	743	—
Gross investment income before investment expenses	4.42%	12,977	(322)	4.33%	12,265	(942)
Investment expenses	-0.16%	(874)	—	-0.15%	(806)	—
Subtotal	4.26%	12,103	(322)	4.18%	11,459	(942)
Other investments (4)(5)		1,009	(1,701)		731	239
Investment results of other entities and operations (6)		171	4		19	1
Investment results of Funds Withheld (5)(7)		1,069	(1,184)		932	(1,084)
Less: investment income related to adjusted operating income reconciling items		(361)	—		(367)	—
Total		13,991	(3,203)		12,774	(1,786)

________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior periods have been updated to reflect the correction of an error.
(3) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties, assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Prior period amounts for "Realized Gains (Losses)" have been updated to conform to current period presentation.
(6) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(7) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended September 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.17%	1,141	(2)	3.18%	1,115	(82)
Equity securities	2.12%	10	—	1.90%	6	—
Commercial mortgage and other loans	3.79%	144	(12)	3.71%	153	(1)
Policy loans	3.77%	25	—	3.71%	24	—
Short-term investments and cash equivalents	4.27%	42	—	5.25%	35	—
Gross investment income before investment expenses	3.25%	1,362	(14)	3.25%	1,333	(83)
Investment expenses	-0.12%	(89)	—	-0.14%	(90)	—
Subtotal	3.13%	1,273	(14)	3.11%	1,243	(83)
Other investments (2)		198	(35)		121	343
Total		1,471	(49)		1,364	260

	Nine Months Ended September 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.19%	3,343	82	3.10%	3,235	88
Equity securities	2.97%	40	—	3.06%	33	—
Commercial mortgage and other loans	3.82%	440	(26)	3.78%	478	(15)
Policy loans	3.81%	76	—	3.76%	73	—
Short-term investments and cash equivalents	4.42%	123	—	5.88%	92	—
Gross investment income before investment expenses	3.28%	4,022	56	3.21%	3,911	73
Investment expenses	-0.13%	(260)	—	-0.13%	(246)	—
Subtotal	3.15%	3,762	56	3.08%	3,665	73
Other investments (2)		459	(173)		347	(214)
Total		4,221	(117)		4,012	(141)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments". Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended September 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.32%	2,324	(108)	5.26%	2,183	(445)
Equity securities	2.40%	25	—	2.81%	22	—
Commercial mortgage and other loans	4.81%	478	(49)	4.59%	411	(40)
Policy loans	4.97%	49	—	5.31%	51	—
Short-term investments and cash equivalents	5.87%	166	1	6.02%	217	—
Gross investment income before investment expenses	5.19%	3,042	(156)	5.15%	2,884	(485)
Investment expenses	-0.17%	(209)	—	-0.15%	(183)	—
Subtotal	5.02%	2,833	(156)	5.00%	2,701	(485)
Other investments (4)(5)		265	(237)		122	(210)
Total		3,098	(393)		2,823	(695)

	Nine Months Ended September 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.45%	6,841	(230)	5.27%	6,313	(894)
Equity securities	2.05%	73	—	3.04%	76	—
Commercial mortgage and other loans	4.79%	1,379	(149)	4.57%	1,168	(121)
Policy loans	5.08%	145	—	5.12%	146	—
Short-term investments and cash equivalents	5.40%	517	1	6.47%	651	—
Gross investment income before investment expenses	5.25%	8,955	(378)	5.18%	8,354	(1,015)
Investment expenses	-0.18%	(614)	—	-0.18%	(560)	—
Subtotal	5.07%	8,341	(378)	5.00%	7,794	(1,015)
Other investments (4)(5)		550	(1,528)		384	453
Total		8,891	(1,906)		8,178	(562)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior periods have been updated to reflect the correction of an error.
(3) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments, and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Prior period amounts for "Realized Gains (Losses)" have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Nine Months Ended September 30, 2025									Nine Months Ended September 30, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	21,563	—	—	—	1,256	376	—	—	23,195	34,810	—	—	—	1,235	357	—	—	36,402
Policy charges and fee income	3,304	245	—	(10)	—	—	—	—	3,539	3,215	120	—	(92)	—	9	—	—	3,252
Net investment income	13,991	(9)	—	—	1,532	370	—	—	15,884	12,774	(12)	—	—	1,527	379	—	—	14,668
Realized investment gains (losses), net (3)	(424)	(2,691)	—	—	(252)	(88)	—	—	(3,455)	(449)	(1,315)	—	—	(532)	(22)	—	—	(2,318)
Asset management fees, commissions and other income	4,723	1,248	—	—	289	263	(149)	—	6,374	4,694	759	—	—	360	486	(101)	—	6,198
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(453)	—	—	—	—	—	(453)	—	—	(320)	—	—	—	—	—	(320)
Total revenues	43,157	(1,207)	(453)	(10)	2,825	921	(149)	—	45,084	55,044	(448)	(320)	(92)	2,590	1,209	(101)	—	57,882
Benefits and expenses:
Insurance and annuity benefits	24,024	117	—	(4)	2,542	594	—	—	27,273	37,232	(10)	—	(5)	2,339	584	—	—	40,140
Change in estimates of liability for future policy benefits	182	(83)	—	(51)	—	23	—	—	71	52	22	—	25	—	(112)	—	—	(13)
Interest credited to policyholders' account balances	3,433	(89)	—	—	84	117	—	—	3,545	2,892	141	—	—	87	128	—	—	3,248
Interest expense	1,579	—	—	—	(6)	5	—	—	1,578	1,494	—	—	—	—	10	—	—	1,504
Deferral of acquisition costs	(2,072)	(98)	—	—	—	—	—	—	(2,170)	(1,897)	—	—	—	—	(1)	—	—	(1,898)
Amortization of acquisition costs	1,163	44	—	—	10	—	—	—	1,217	1,081	24	—	—	9	3	—	—	1,117
Operating expenses	4,897	—	—	—	203	76	—	(27)	5,149	5,060	—	—	—	212	417	—	15	5,704
Variable expenses	4,819	238	—	—	22	22	(123)	1	4,979	4,575	—	—	—	4	130	12	1	4,722
Total benefits and expenses	38,025	129	—	(55)	2,855	837	(123)	(26)	41,642	50,489	177	—	20	2,651	1,159	12	16	54,524

__________
(1) See page 37 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(173) million and $(249) million for nine months ended September 30, 2025 and September 30, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(280) million and $(73) million and certain derivatives of $45 million and $1 million for nine months ended September 30, 2025 and September 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2025									Three Months Ended September 30, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	8,691	—	—	1	394	127	—	—	9,213	12,527	—	—	1	393	124	—	—	13,045
Policy charges and fee income	1,126	25	—	(18)	—	—	—	—	1,133	1,098	48	—	(35)	—	—	—	—	1,111
Net investment income	4,872	(3)	—	—	528	131	—	—	5,528	4,436	(3)	—	—	504	118	—	—	5,055
Realized investment gains (losses), net (3)	(119)	(900)	—	—	3	(10)	—	—	(1,026)	(191)	(1,428)	—	—	(233)	8	—	—	(1,844)
Asset management fees, commissions and other income	1,669	829	—	—	133	151	(66)	—	2,716	1,619	408	—	—	153	134	(45)	—	2,269
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	324	—	—	—	—	—	324	—	—	(146)	—	—	—	—	—	(146)
Total revenues	16,239	(49)	324	(17)	1,058	399	(66)	—	17,888	19,489	(975)	(146)	(34)	817	384	(45)	—	19,490
Benefits and expenses:
Insurance and annuity benefits	9,485	(85)	—	(1)	949	200	—	—	10,548	13,321	(13)	—	(2)	714	196	—	—	14,216
Change in estimates of liability for future policy benefits	96	168	—	20	—	12	—	—	296	66	10	—	95	—	9	—	—	180
Interest credited to policyholders' account balances	1,215	300	—	—	27	40	—	—	1,582	1,038	(243)	—	—	28	40	—	—	863
Interest expense	531	—	—	—	(3)	2	—	—	530	485	—	—	—	—	4	—	—	489
Deferral of acquisition costs	(699)	—	—	—	—	—	—	—	(699)	(636)	—	—	—	—	—	—	—	(636)
Amortization of acquisition costs	395	4	—	—	4	—	—	—	403	356	8	—	—	3	—	—	—	367
Operating expenses	1,639	—	—	—	69	19	—	1	1,728	1,717	—	—	—	68	80	—	3	1,868
Variable expenses	1,630	138	—	—	2	3	(55)	—	1,718	1,582	—	—	—	2	8	(2)	—	1,590
Total benefits and expenses	14,292	525	—	19	1,048	276	(55)	1	16,106	17,929	(238)	—	93	815	337	(2)	3	18,937

__________
(1) See page 37 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(91) million and $(92) million for three months ended September 30, 2025 and September 30, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(129) million and $(547) million and certain derivatives of $(15) million and $21 million for three months ended September 30, 2025 and September 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2024									Three Months Ended March 31, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,935	—	—	(1)	455	106	—	—	6,495	6,446	—	—	—	417	137	—	—	7,000
Policy charges and fee income	1,062	(21)	—	5	—	—	—	—	1,046	1,108	46	—	3	—	—	—	—	1,157
Net investment income	4,601	(5)	—	—	521	124	—	—	5,241	4,519	(3)	—	—	493	121	—	—	5,130
Realized investment gains (losses), net (3)	(136)	(664)	—	—	(237)	(74)	—	—	(1,111)	(157)	(489)	—	—	(57)	(27)	—	—	(730)
Asset management fees, commissions and other income	1,547	(603)	—	—	(42)	61	(34)	—	929	1,496	(190)	—	—	(33)	23	(32)	—	1,264
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(77)	—	—	—	—	—	(77)	—	—	(351)	—	—	—	—	—	(351)
Total revenues	13,009	(1,293)	(77)	4	697	217	(34)	—	12,523	13,412	(636)	(351)	3	820	254	(32)	—	13,470
Benefits and expenses:
Insurance and annuity benefits	6,843	7	—	2	644	181	—	—	7,677	7,344	2	—	2	729	208	—	—	8,285
Change in estimates of liability for future policy benefits	56	11	—	(58)	—	(33)	—	—	(24)	(14)	3	—	(38)	—	(1)	—	—	(50)
Interest credited to policyholders' account balances	1,057	206	—	—	30	41	—	—	1,334	1,083	(325)	—	—	28	39	—	—	825
Interest expense	525	—	—	—	(2)	3	—	—	526	522	—	—	—	(2)	2	—	—	522
Deferral of acquisition costs	(704)	—	—	—	—	—	—	—	(704)	(684)	(98)	—	—	—	—	—	—	(782)
Amortization of acquisition costs	364	8	—	—	3	—	—	—	375	376	28	—	—	3	—	—	—	407
Operating expenses	1,810	—	—	—	71	40	—	2	1,923	1,624	—	—	—	65	43	—	(28)	1,704
Variable expenses	1,687	—	—	—	3	5	(131)	1	1,565	1,641	—	—	—	19	14	(35)	—	1,639
Total benefits and expenses	11,638	232	—	(56)	749	237	(131)	3	12,672	11,892	(390)	—	(36)	842	305	(35)	(28)	12,550

__________
(1) See page 37 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(178) million and $(55) million for three months ended December 31, 2024 and March 31, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $509 million and $(104) million and certain derivatives of $(30) million and $5 million for three months ended December 31, 2024 and March 31, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2025
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,426	—	—	(1)	445	112	—	—	6,982
Policy charges and fee income	1,070	174	—	5	—	—	—	—	1,249
Net investment income	4,600	(3)	—	—	511	118	—	—	5,226
Realized investment gains (losses), net (3)	(148)	(1,302)	—	—	(198)	(51)	—	—	(1,699)
Asset management fees, commissions and other income	1,558	609	—	—	189	89	(51)	—	2,394
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(426)	—	—	—	—	—	(426)
Total revenues	13,506	(522)	(426)	4	947	268	(51)	—	13,726
Benefits and expenses:
Insurance and annuity benefits	7,195	200	—	(5)	864	186	—	—	8,440
Change in estimates of liability for future policy benefits	100	(254)	—	(33)	—	12	—	—	(175)
Interest credited to policyholders' account balances	1,135	(64)	—	—	29	38	—	—	1,138
Interest expense	526	—	—	—	(1)	1	—	—	526
Deferral of acquisition costs	(689)	—	—	—	—	—	—	—	(689)
Amortization of acquisition costs	392	12	—	—	3	—	—	—	407
Operating expenses	1,634	—	—	—	69	14	—	—	1,717
Variable expenses	1,548	100	—	—	1	5	(33)	1	1,622
Total benefits and expenses	11,841	(6)	—	(38)	965	256	(33)	1	12,986

__________
(1) See page 37 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(27) million for three months ended June 30, 2025. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(47) million and certain derivatives of $55 million for three months ended June 30, 2025.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests and redeemable noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests and redeemable noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

13. Group Life Insurance and Group Disability Insurance Administrative Expense Ratios:
Ratio of operating and variable expenses (excluding commissions) to net premiums plus policy charges and fee income, excluding third party administrators passthrough fees and expenses.

14. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

15. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

16. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

17. International Life Planners:
Captive insurance Advisors from Prudential of Japan and Brazil.

18. Life Consultants:
Captive insurance agents for Gibraltar Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

KEY DEFINITIONS AND FORMULAS

19. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

20. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

21. PGIM Asset Under Management:
Institutional Customers - Third Party - Consists of third-party institutional assets.

Retail Customers - Third Party - Consists of individual mutual funds and third-party sub-advisory relationships.

Affiliated - Includes the Company's general account assets, as well as certain separate account assets of the Company's insurance and retirement businesses managed by PGIM.

Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

22. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

23. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

24. Prudential Advisors:
Captive financial professionals selling across all products in the United States.

25. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests and redeemable noncontrolling interests.

26. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

27. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2025

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of October 29, 2025
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of October 29, 2025

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.